                                                                    Exhibit 10.4

Bank of America [LOGO]

                                                                         PAGE: 1
DATE:  APRIL 18, 2003

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER:  3055599

BENEFICIARY                         APPLICANT
THOMAS O'BRIEN AND/OR         FOSTER WHEELER LLC
MRS. THOMAS O'BRIEN           AND ITS AFFILIATES OR SUBSIDIARIES
PERRYVILLE CORPORATE PARK     PERRYVILLE CORPORATE PARK
CLINTON, NJ 08809-4000        CLINTON, NJ 08809-4000

                                    AMOUNT
                              USD 409,750.00
                              FOUR HUNDRED NINE THOUSAND SEVEN HUNDRED FIFTY AND
                              00/100'S US DOLLARS

                                    EXPIRATION
                              JANUARY 15, 2004 AT OUR COUNTERS

WE HEREBY ISSUE IN YOUR FAVOR OUR IRREVOCABLE LETTER OF CREDIT FOR THE ACCOUNT
OF FOSTER WHEELER LLC AND ITS AFFILIATES OR SUBSIDIARIES (HEREINAFTER "FW") IN
THE AGGREGATE AMOUNT OF USD 409,750.00 (UNITED STATES DOLLARS FOUR HUNDRED NINE
THOUSAND SEVEN HUNDRED FIFTY AND 00/100), AVAILABLE BY DRAFT AT SIGHT DRAWN ON
US, PRESENTED TO US IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS CREDIT
ON OR PRIOR TO ITS EXPIRATION.

YOUR DRAFT MUST MENTION OUR CREDIT NUMBER AS IT APPEARS ABOVE, AND MUST BE
ACCOMPANIED BY THE ORIGINAL OF THIS LETTER OF CREDIT AND ONE OF THE BELOW
MENTIONED DOCUMENTS.

1. A SIGNED STATEMENT BY THE BENEFICIARY, DATED ANYTIME PRIOR TO THE THEN EXPIRY
DATE, CERTIFYING: "THOMAS O'BRIEN IS NO LONGER IN THE EMPLOYMENT OF FW AND THAT
THE AMOUNT AVAILABLE UNDER LETTER OF CREDIT 3055599 IS THEREFORE DUE."

OR

2. A SIGNED STATEMENT BY THE BENEFICIARY, DATED ANYTIME PRIOR TO THE THEN EXPIRY
DATE, CERTIFYING: "DUE TO THE DEATH OR DISABILITY OF THOMAS O'BRIEN, THE AMOUNT
AVAILABLE UNDER LETTER OF CREDIT 3055599 IS THEREFORE DUE."

OR

3. A SIGNED STATEMENT BY THE BENEFICIARY, DATED ANYTIME WITHIN SIXTY (60) DAYS
OF THE THEN EXPIRY DATE CERTIFYING: "DUE TO LETTER OF CREDIT 3055599 NOT BEING
RENEWED OR EXTENDED IN ACCORDANCE WITH THE AGREEMENT BETWEEN THOMAS O'BRIEN AND
FW, THE AMOUNT AVAILABLE UNDER LETTER OF CREDIT IS THEREFORE DUE."

OR

4. A SIGNED STATEMENT BY THE BENEFICIARY, DATED ANYTIME AFTER JULY 30, 2003
CERTIFYING: "DUE TO LETTER OF CREDIT 3055599 NOT BEING INCREASED IN ACCORDANCE
WITH THE AGREEMENT BETWEEN THOMAS O'BRIEN AND FW, THE AMOUNT AVAILABLE UNDER THE
LETTER OF CREDIT IS THEREFORE DUE."

SPECIAL CONDITIONS:

PARTIAL WITHDRAWALS ARE NOT PERMITTED.

WE HEREBY ENGAGE WITH THE BENEFICIARY THAT DOCUMENT PRESENTED UNDER AND IN
COMPLIANCE WITH THE TERMS AND CONDITIONS OF THE LETTER OF CREDIT WILL BE DULY
HONORED UPON PRESENTATION AS SPECIFIED HEREIN.

Bank of America, N.A. Trade Operations
Mail Code CA9-703-19-09                                    ORIGINAL
333 S. Beaudry Avenue, 19th Floor, Los Angeles, CA 90017

                                                                         PAGE: 2

THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER:  3055599

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES 1998,
ICC PUBLICATION 590.

IF YOU REQUIRE ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THIS TRANSACTION,
PLEASE CALL 213-345-0135.

/S/SERGIO CARMONA                           /S/THELMA CHAN
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AUTHORIZED SIGNATURE                        AUTHORIZED SIGNATURE
SERGIO CARMONA                              THELMA CHAN